Exhibit 99.1

800 Cabin Hill Drive, Greensburg, PA 15601-1650

Media contact:	Investor contact:
David Neurohr	Max Kuniansky
Director, External Communications	Executive Director, Investor Relations and Corporate Communications
Phone: (724) 838-6020
Media Hotline: 1-888-233-3583	Phone: (724) 838-6895
E-mail: dneuroh@alleghenyenergy.com	E-mail: mkunian@alleghenyenergy.com

FOR IMMEDIATE RELEASE

Allegheny Energy Reports Second Quarter 2010 Financial Results

GREENSBURG, Pa., August 4, 2010 – Allegheny Energy, Inc. (NYSE: AYE) today reported financial results for the second quarter of 2010.

Consolidated Net Income Attributable to Allegheny Energy, Inc.

	$ millions		Per share
Three Months Ended June 30	2010	2009	2010	2009
GAAP	$120.2	$72.6	$0.71	$0.43
Adjusted	96.9	69.8	0.57	0.41

Six Months Ended June 30
GAAP	$208.4	$206.5	$1.23	$1.22
Adjusted	199.8	183.9	1.17	1.08

Adjusted net income for the second quarter of 2010 excludes a $45.1 million pre-tax gain from the sale of the company’s Virginia distribution operations, $4.3 million of pre-tax expenses related to the proposed merger with FirstEnergy Corp., and unrealized pre-tax losses of $3.4 million from economic hedges that do not qualify for hedge accounting. Adjusted net income for the second quarter of 2009 excludes a net unrealized pre-tax gain of $4.6 million from economic hedges.

Adjusted net income is a non-GAAP financial measure. For information on the calculation of adjusted net income for all periods, see the attached reconciliations of non-GAAP financial measures.

“Earnings increased substantially in the quarter, with the improvement largely due to timing of planned outages at our power plants. Higher generation output and power prices, as well as transmission expansion, also benefited results,” said Paul J. Evanson, Chairman, President and Chief Executive Officer of Allegheny Energy. “We’re encouraged by rebounding industrial sales in our regulated operations, a trend that began in the first quarter.”

Second Quarter Consolidated Results

Adjusted net income for the second quarter of 2010 increased by $27.1 million compared with the same period in 2009. Key factors contributing to the results include:

•

Adjusted operating revenues increased by $139.0 million compared to the second quarter of 2009, reflecting increased generation output, higher power prices, increased transmission expansion and capacity revenues, and higher rates for fuel and purchased power cost recovery in West Virginia, partially offset by the effect of power hedges.

•	Fuel expense increased by $78.9 million, primarily due to increased generation output and higher coal prices.

•	Purchased power costs increased by $14.1 million, primarily due to purchases from a PURPA generation project.

•	Deferred energy cost income decreased by $9.9 million, largely due to the timing of fuel and purchased power cost recovery.

•

Adjusted operations and maintenance expense decreased by $46.2 million, reflecting a $36.7 million decrease in special maintenance expense due to the timing of planned outages at power stations, and regulatory approval to recover $8.9 million of storm costs in West Virginia.

•	Depreciation increased by $13.4 million, primarily due to placing scrubber equipment into service at the Hatfield’s Ferry and Fort Martin power plants in the second half of 2009.

•

Interest expense increased by $20.5 million, reflecting a decrease in capitalized interest due to placing scrubber equipment in service, increased debt levels to finance transmission expansion, and higher borrowing rates.

•	Adjusted income tax expense increased by $12.6 million, reflecting higher pre-tax income, partially offset by a lower tax rate.

Adjusted EBITDA for the second quarter of 2010 was $316.8 million, an increase of $73.6 million compared to the same quarter of the prior year. EBITDA and adjusted EBITDA are non-GAAP financial measures. Details on the calculation of EBITDA and adjusted EBITDA, as well as reconciliations of these financial measures to net income, are attached to this release.

Second Quarter Segment Results

Net Income Attributable to Allegheny Energy, Inc.

Three Months Ended June 30

($ millions)

	2010	2009	Increase
Merchant Generation:
GAAP	$53.0	$41.9	$11.1
Adjusted	56.9	39.1	17.8

Regulated Operations:
GAAP	$67.0	$30.5	$36.5
Adjusted	39.8	30.5	9.3

Adjusted net income for the Merchant Generation segment in 2010 and 2009 excludes net unrealized gains and losses from economic hedges that do not qualify for hedge accounting. Adjusted net income for both segments for 2010 excludes merger costs. Adjusted net income for the Regulated Operations segment in 2010 excludes a gain from the sale of the company’s Virginia distribution operations. There were no adjustments in the Regulated Operations segment in 2009.

Merchant Generation: Adjusted net income increased by $17.8 million compared to the same period a year earlier. Contributing to the improved results were increased generation output, higher power prices and capacity revenues, and significantly lower operations and maintenance expense. The increased output and lower expense reflect the timing of planned outages at power stations. These positive factors were partially offset by higher fuel costs, the effect of power hedges, and increased depreciation and interest expense.

Regulated Operations: Adjusted net income increased by $9.3 million compared to the same period a year earlier. Contributing to the improved results were higher revenues from transmission expansion, lower operations and maintenance expense reflecting the timing of storm cost recovery in West Virginia, and favorable weather. These positive factors were partially offset by a decrease in recurring operating income as a result of the sale of the Virginia distribution operations on June 1, 2010.

Six-Month Consolidated Results

Adjusted net income for the six months ended June 30, 2010 increased by $15.9 million compared to the same period in 2009. Adjusted EBITDA for the six months ended June 30, 2010 increased by $70.2 million compared to the same period of the prior year. Details on the calculation of EBITDA and adjusted EBITDA, as well as reconciliations of these financial measures to net income, are attached to this release.

Six-Month Segment Results

Net Income (Loss) Attributable to Allegheny Energy, Inc.

Six Months Ended June 30

($ millions)

	2010	2009	Increase (Decrease)
Merchant Generation:
GAAP	$95.4	$121.8	$(26.4)
Adjusted	107.8	99.2	8.6

Regulated Operations:
GAAP	$112.6	$84.3	$28.3
Adjusted	91.7	84.3	7.4

Adjusted net income for the Merchant Generation segment for the first six months of 2010 and 2009 excludes net unrealized gains and losses from economic hedges that do not qualify for hedge accounting. Adjusted net income for both segments for 2010 excludes merger costs. Adjusted net income for the Regulated Operations segment in 2010 excludes a gain from the sale of the company’s Virginia distribution operations. There were no adjustments in the Regulated Operations segment in 2009.

Reconciliation of Non-GAAP Financial Measures

This news release includes presentation of adjusted net income, EBITDA, adjusted EBITDA and other non-GAAP financial measures as defined in the Securities and Exchange Commission’s Regulation G.

Management believes that presenting these additional financial measures provide investors with a more complete understanding of the core results and underlying trends from which to consider past performance and prospects for the future. These financial measures should not be considered in isolation or viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of operating performance or liquidity.

Pursuant to the requirements of Regulation G, tables are attached that reconcile non-GAAP financial measures in this document to the most directly comparable GAAP measure.

Investor Conference Call

Allegheny Energy will discuss these results in a live Internet broadcast at 1:00 p.m. Eastern Daylight Time on Wednesday, August 4, 2010. To listen, visit www.alleghenyenergy.com. Slides to be used in the Webcast presentation will be available at www.alleghenyenergy.com several hours prior to the broadcast. A taped replay will be available after the live broadcast.

Allegheny Energy

Headquartered in Greensburg, Pa., Allegheny Energy is an investor-owned electric utility with total annual revenues of over $3 billion and more than 4,000 employees. The company owns and operates generating facilities and delivers low-cost, reliable electric service to 1.5 million customers in Pennsylvania, West Virginia and Maryland. For more information, visit our Web site at www.alleghenyenergy.com.

Forward-Looking Statements

In addition to historical information, this release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These include statements with respect to: rate regulation and the status of retail generation service supply competition in states served by Allegheny Energy’s distribution business, Allegheny Power; financing plans; demand for energy and the cost and availability of raw materials, including coal; provider-of-last-resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; capacity purchase commitments; and regulatory matters. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: plant performance and unplanned outages; changes in the price of power and fuel for electric generation; general economic and business conditions; changes in access to capital markets and actions of rating agencies; complications or other factors that render it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; environmental regulations; the results of regulatory proceedings, including proceedings related to rates; changes in industry capacity, development and other activities by Allegheny Energy’s competitors; changes in the weather and other natural phenomena; changes in customer switching behavior and their resulting effects on existing and future load requirements; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; changes in laws and regulations applicable to Allegheny Energy, its markets or its activities; the loss of any significant customers or suppliers; dependence on other electric transmission and gas transportation systems and their constraints or availability; inflationary and interest rate trends changes in market rules, including changes to PJM participant rules and tariffs; the likelihood and timing of the completion of the proposed merger with FirstEnergy, the terms and conditions of any required regulatory approvals of the proposed merger, the impact of the proposed merger on Allegheny’s employees and the potential diversion of management’s time and attention from ongoing business during this time period; general economic conditions; the effect of accounting pronouncements issued periodically by accounting standard-setting bodies and accounting issues facing our organization; and other risks, including the continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny Energy’s reports filed with the Securities and Exchange Commission.

###-

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In millions, except per share amounts)	2010	2009	2010	2009
Operating revenues	$945.7	$814.7	$1,994.5	$1,771.9

Operating expenses:
Fuel	295.7	216.8	613.7	475.7
Purchased power and transmission	126.3	112.2	275.2	246.1
Deferred energy costs, net	2.3	(7.6)	10.4	(24.6)
Gain on sale of Virginia distribution business	(45.1)	—	(45.1)	—
Operations and maintenance	158.6	200.5	377.1	367.8
Depreciation and amortization	80.6	67.2	160.4	135.7
Taxes other than income taxes	56.6	46.5	113.7	102.3

Total operating expenses	675.0	635.6	1,505.4	1,303.0

Operating income	270.7	179.1	489.1	468.9
Other income (expense), net	2.9	1.8	5.3	4.2
Interest expense	79.6	59.1	156.4	116.3

Income before income taxes	194.0	121.8	338.0	356.8
Income tax expense	73.8	48.9	129.6	149.8

Net income	120.2	72.9	208.4	207.0
Net income attributable to noncontrolling interest	—	(0.3)	—	(0.5)

Net income attributable to Allegheny Energy, Inc.	$120.2	$72.6	$208.4	$206.5

Earnings per common share attributable to Allegheny Energy, Inc.:
Basic	$0.71	$0.43	$1.23	$1.22
Diluted	$0.71	$0.43	$1.23	$1.22

Average common shares outstanding:
Basic	169.7	169.5	169.7	169.5
Diluted	170.1	169.9	170.1	169.9

Dividends per common share	$0.15	$0.15	$0.30	$0.30

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(unaudited)

(In millions)	June 30, 2010	December 31, 2009
ASSETS
Current Assets:
Cash and cash equivalents	$477.6	$286.6
Accounts receivable:
Customer	237.7	188.2
Unbilled utility revenue	97.9	116.4
Wholesale and other	87.5	64.4
Allowance for uncollectible accounts	(14.7)	(14.0)
Materials and supplies	111.8	110.6
Fuel	165.1	206.4
Deferred income taxes	—	81.5
Prepaid taxes	58.2	48.4
Collateral deposits	22.1	20.8
Derivative assets	12.6	4.6
Restricted funds	24.9	25.9
Regulatory assets	128.6	132.7
Assets held for sale	—	32.4
Other	38.2	40.4

Total current assets	1,447.5	1,345.3

Property, Plant and Equipment:
Generation	7,536.9	7,469.4
Transmission	1,403.9	1,313.2
Distribution	3,856.6	3,784.4
Other	444.4	440.7
Accumulated depreciation	(5,232.6)	(5,104.9)

Subtotal	8,009.2	7,902.8
Construction work in progress	982.7	800.6
Property, plant and equipment held for sale, net	—	253.7

Total property, plant and equipment, net	8,991.9	8,957.1

Other Noncurrent Assets:
Regulatory assets	736.0	717.3
Goodwill	367.3	367.3
Restricted funds	36.0	60.2
Investments in unconsolidated affiliates	44.8	26.7
Derivative assets	4.0	—
Other	103.4	115.2

Total other noncurrent assets	1,291.5	1,286.7

Total Assets	$11,730.9	$11,589.1

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Continued)

(unaudited)

(In millions, except share amounts)	June 30, 2010	December 31, 2009
LIABILITIES AND EQUITY
Current Liabilities:
Long-term debt due within one year	$165.6	$140.8
Accounts payable	357.8	411.4
Accrued taxes	66.1	87.3
Payable to PJM for FTRs	2.0	31.7
Derivative liabilities	7.6	24.4
Regulatory liabilities	18.8	37.4
Accrued interest	73.6	68.3
Security deposits	53.1	51.0
Liabilities associated with assets held for sale	—	10.1
Deferred income taxes	8.5	—
Other	108.1	123.2

Total current liabilities	861.2	985.6

Long-term Debt	4,463.2	4,417.0

Deferred Credits and Other Liabilities:
Derivative liabilities	5.6	6.7
Income taxes payable	116.5	85.7
Investment tax credit	60.1	61.6
Deferred income taxes	1,509.4	1,501.3
Regulatory liabilities	470.3	461.2
Pension and other postretirement employee benefit plan liabilities	627.5	597.4
Adverse power purchase commitment	105.4	114.4
Liabilities associated with assets held for sale	—	53.1
Other	205.8	177.0

Total deferred credits and other liabilities	3,100.6	3,058.4

Equity:
Common stock - $1.25 par value per share, 260,000,000 shares authorized and 169,666,019 and 169,620,917 shares issued at June 30, 2010 and December 31, 2009, respectively	212.1	212.0
Other paid-in capital	1,979.6	1,970.2
Retained earnings	1,180.2	1,022.7
Treasury stock at cost - 51,313 shares at June 30, 2010 and December 31, 2009, respectively	(1.8)	(1.8)
Accumulated other comprehensive loss	(64.2)	(89.9)

Total Allegheny Energy, Inc. common stockholders’ equity	3,305.9	3,113.2
Noncontrolling interest	—	14.9

Total equity	3,305.9	3,128.1

Total Liabilities and Equity	$11,730.9	$11,589.1

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

SEGMENT STATEMENTS OF INCOME

(unaudited)

	Three Months Ended June 30, 2010				Three Months Ended June 30, 2009
(In millions)	Merchant Generation	Regulated Operations	Eliminations (a)	Total	Merchant Generation	Regulated Operations	Eliminations (a)	Total
Operating revenues	$457.9	$795.3	$(307.5)	$945.7	$374.2	$722.4	$(281.9)	$814.7

Operating expenses:
Fuel	230.1	65.6	—	295.7	153.6	63.2	—	216.8
Purchased power and transmission	9.2	423.3	(306.2)	126.3	8.8	383.9	(280.5)	112.2
Deferred energy costs, net	—	2.3	—	2.3	—	(7.6)	—	(7.6)
Gain on sale of Virginia distribution business	—	(45.1)	—	(45.1)	—	—	—	—
Operations and maintenance	52.5	107.4	(1.3)	158.6	88.7	113.2	(1.4)	200.5
Depreciation and amortization	32.4	48.6	(0.4)	80.6	24.0	43.7	(0.5)	67.2
Taxes other than income taxes	12.9	43.7	—	56.6	8.5	38.0	—	46.5

Total operating expenses	337.1	645.8	(307.9)	675.0	283.6	634.4	(282.4)	635.6

Operating income	120.8	149.5	0.4	270.7	90.6	88.0	0.5	179.1
Other income (expense), net	0.8	5.4	(3.3)	2.9	0.4	4.2	(2.8)	1.8
Interest expense	36.4	44.1	(0.9)	79.6	20.0	39.3	(0.2)	59.1

Income before income taxes	85.2	110.8	(2.0)	194.0	71.0	52.9	(2.1)	121.8
Income tax expense	30.0	43.8	—	73.8	26.8	22.1	—	48.9

Net income	55.2	67.0	(2.0)	120.2	44.2	30.8	(2.1)	72.9
Net income attributable to noncontrolling interest	(2.2)	—	2.2	—	(2.3)	(0.3)	2.3	(0.3)

Net income attributable to Allegheny Energy, Inc.	$53.0	$67.0	$0.2	$120.2	$41.9	$30.5	$0.2	$72.6

(a)	Represents elimination of transactions between reportable segments.

	Six Months Ended June 30, 2010				Six Months Ended June 30, 2009
(In millions)	Merchant Generation	Regulated Operations	Eliminations (a)	Total	Merchant Generation	Regulated Operations	Eliminations (a)	Total
Operating revenues	$920.5	$1,756.3	$(682.3)	$1,994.5	$829.7	$1,580.4	$(638.2)	$1,771.9

Operating expenses:
Fuel	464.6	149.1	—	613.7	338.9	136.8	—	475.7
Purchased power and transmission	18.8	935.9	(679.5)	275.2	18.2	863.3	(635.4)	246.1
Deferred energy costs, net	—	10.4	—	10.4	—	(24.6)	—	(24.6)
Gain on sale of Virginia distribution business	—	(45.1)	—	(45.1)	—	—	—	—
Operations and maintenance	118.5	261.4	(2.8)	377.1	150.8	219.8	(2.8)	367.8
Depreciation and amortization	64.5	96.7	(0.8)	160.4	47.7	88.9	(0.9)	135.7
Taxes other than income taxes	26.1	87.6	—	113.7	21.3	81.0	—	102.3

Total operating expenses	692.5	1,496.0	(683.1)	1,505.4	576.9	1,365.2	(639.1)	1,303.0

Operating income	228.0	260.3	0.8	489.1	252.8	215.2	0.9	468.9
Other income (expense), net	1.4	10.5	(6.6)	5.3	1.0	8.7	(5.5)	4.2
Interest expense	72.5	85.6	(1.7)	156.4	37.8	78.9	(0.4)	116.3

Income before income taxes	156.9	185.2	(4.1)	338.0	216.0	145.0	(4.2)	356.8
Income tax expense	57.0	72.6	—	129.6	89.6	60.2	—	149.8

Net income	99.9	112.6	(4.1)	208.4	126.4	84.8	(4.2)	207.0
Net income attributable to noncontrolling interest	(4.5)	—	4.5	—	(4.6)	(0.5)	4.6	(0.5)

Net income attributable to Allegheny Energy, Inc.	$95.4	$112.6	$0.4	$208.4	$121.8	$84.3	$0.4	$206.5

(a)	Represents elimination of transactions between reportable segments.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED DATA FOR THE THREE MONTHS ENDED JUNE 30, 2010 AND 2009

(in millions, except per share data)

(unaudited)

THREE MONTHS ENDED JUNE 30, 2010	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:
Income - GAAP Basis	$194.0	$120.2	$0.71

Adjustments:
Net unrealized loss associated with economic hedges[1]	3.4	2.1
Expense associated with the planned merger[2]	4.3	2.6
Gain on sale of Virginia distribution business[3]	(45.1)	(28.0)

Adjusted Income	$156.6	$96.9	$0.57

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$120.2
Interest expense		79.6
Income tax expense		73.8
Depreciation and amortization		80.6

EBITDA		354.2
Net unrealized loss associated with economic hedges[1]		3.4
Expense associated with the planned merger[2]		4.3
Gain on sale of Virginia distribution business[3]		(45.1)

Adjusted EBITDA		$316.8

THREE MONTHS ENDED JUNE 30, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:
Income - GAAP Basis	$121.8	$72.6	$0.43

Adjustments:
Net unrealized gain associated with economic hedges[1]	(4.6)	(2.8)

Adjusted Income	$117.2	$69.8	$0.41

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$72.6
Interest expense		59.1
Income tax expense		48.9
Depreciation and amortization		67.2

EBITDA		247.8
Net unrealized gain associated with economic hedges[1]		(4.6)

Adjusted EBITDA		$243.2

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SEGMENT DATA FOR THE THREE MONTHS ENDED JUNE 30, 2010 AND 2009

(in millions)

(unaudited)

	MERCHANT GENERATION		REGULATED OPERATIONS
THREE MONTHS ENDED JUNE 30, 2010	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$85.2	$53.0	$110.8	$67.0

Adjustments:
Net unrealized loss associated with economic hedges[1]	3.4	2.1	—	—
Expense associated with the planned merger[2]	2.8	1.8	1.4	0.8
Gain on sale of Virginia distribution business[3]	—	—	(45.1)	(28.0)

Adjusted Income	$91.4	$56.9	$67.2	$39.8

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$53.0		$67.0
Interest expense		36.4		44.1
Income tax expense		30.0		43.8
Depreciation and amortization		32.4		48.6

EBITDA		151.8		203.5
Net unrealized loss associated with economic hedges[1]		3.4		—
Expense associated with the planned merger[2]		2.8		1.4
Gain on sale of Virginia distribution business[3]		—		(45.1)

Adjusted EBITDA		$158.0		$159.8

	MERCHANT GENERATION		REGULATED OPERATIONS
THREE MONTHS ENDED JUNE 30, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$71.0	$41.9	$52.9	$30.5

Adjustments:
Net unrealized gain associated with economic hedges[1]	(4.6)	(2.8)	—	—

Adjusted Income	$66.4	$39.1	$52.9	$30.5

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$41.9		$30.5
Interest expense		20.0		39.3
Income tax expense		26.8		22.1
Depreciation and amortization		24.0		43.7

EBITDA		112.7		135.6
Net unrealized gain associated with economic hedges[1]		(4.6)		—

Adjusted EBITDA		$108.1		$135.6

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED DATA FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(in millions, except per share data)

(unaudited)

SIX MONTHS ENDED JUNE 30, 2010	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:
Income - GAAP Basis	$338.0	$208.4	$1.23

Adjustments:
Net unrealized loss associated with economic hedges[1]	14.2	8.7
Expense associated with the planned merger[2]	17.6	10.7
Gain on sale of Virginia distribution business[3]	(45.1)	(28.0)

Adjusted Income	$324.7	$199.8	$1.17

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$208.4
Interest expense		156.4
Income tax expense		129.6
Depreciation and amortization		160.4

EBITDA		654.8
Net unrealized loss associated with economic hedges[1]		14.2
Expense associated with the planned merger[2]		17.6
Gain on sale of Virginia distribution business[3]		(45.1)

Adjusted EBITDA		$641.5

SIX MONTHS ENDED JUNE 30, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:
Income - GAAP Basis	$356.8	$206.5	$1.22

Adjustments:
Net unrealized gain associated with economic hedges[1]	(37.0)	(22.6)

Adjusted Income	$319.8	$183.9	$1.08

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$206.5
Interest expense		116.3
Income tax expense		149.8
Depreciation and amortization		135.7

EBITDA		608.3
Net unrealized gain associated with economic hedges[1]		(37.0)

Adjusted EBITDA		$571.3

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SEGMENT DATA FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(in millions)

(unaudited)

	MERCHANT GENERATION		REGULATED OPERATIONS

SIX MONTHS ENDED JUNE 30, 2010	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$156.9	$95.4	$185.2	$112.6

Adjustments:
Net unrealized loss associated with economic hedges[1]	14.2	8.7	—	—
Expense associated with the planned merger[2]	6.0	3.7	11.6	7.1
Gain on sale of Virginia distribution business[3]	—	—	(45.1)	(28.0)

Adjusted Income	$177.1	$107.8	$151.7	$91.7

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$95.4		$112.6
Interest expense		72.5		85.6
Income tax expense		57.0		72.6
Depreciation and amortization		64.5		96.7

EBITDA		289.4		367.5
Net unrealized loss associated with economic hedges[1]		14.2		—
Expense associated with the planned merger[2]		6.0		11.6
Gain on sale of Virginia distribution business[3]		—		(45.1)

Adjusted EBITDA		$309.6		$334.0

	MERCHANT GENERATION		REGULATED OPERATIONS

SIX MONTHS ENDED JUNE 30, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$216.0	$121.8	$145.0	$84.3

Adjustments:
Net unrealized gain associated with economic hedges[1]	(37.0)	(22.6)	—	—

Adjusted Income	$179.0	$99.2	$145.0	$84.3

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$121.8		$84.3
Interest expense		37.8		78.9
Income tax expense		89.6		60.2
Depreciation and amortization		47.7		88.9

EBITDA		296.9		312.3
Net unrealized gain associated with economic hedges[1]		(37.0)		—

Adjusted EBITDA		$259.9		$312.3

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SUMMARY OF ADJUSTMENTS

(in millions)

(unaudited)

ADJUSTED OPERATING REVENUE	THREE MONTHS ENDED JUN 30, 2010	THREE MONTHS ENDED JUN 30, 2009

Operating revenue:
As reported	$945.7	$814.7

Net unrealized (gain)/loss associated with economic hedges[1]	3.4	(4.6)

As Adjusted	$949.1	$810.1

ADJUSTED OPERATIONS AND MAINTENANCE EXPENSE	THREE MONTHS ENDED JUN 30, 2010	THREE MONTHS ENDED JUN 30, 2009

Operations and maintenance expense:
As reported	$158.6	$200.5

Expense associated with the planned merger[2]	(4.3)	—

As Adjusted	$154.3	$200.5

ADJUSTED GAIN ON SALE OF THE VIRGINIA DISTRIBUTION BUSINESS	THREE MONTHS ENDED JUN 30, 2010	THREE MONTHS ENDED JUN 30, 2009

Gain on sale of Virginia distribution business:
As reported	($45.1)	—

Gain on sale of Virginia distribution business[3]	(45.1)	—

As Adjusted	—	—

ADJUSTED INCOME TAX EXPENSE	THREE MONTHS ENDED JUN 30, 2010	THREE MONTHS ENDED JUN 30, 2009

Income taxes:
As reported	$73.8	$48.9

Income taxes related to net unrealized gain/(losses) associated with economic hedges[1]	1.3	(1.8)
Income taxes related to expense associated with the planned merger[2]	1.7	—
Income taxes related to gain on sale of Virginia distribution business[3]	(17.1)	—

As Adjusted	$59.7	$47.1

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

Notes to Reconciliation of Non-GAAP Financial Measures:

(1)	Adjustments relating to certain unrealized gains/ (losses) included in GAAP operating revenues:

	THREE MONTHS ENDED JUN 30, 2010	THREE MONTHS ENDED JUN 30, 2009
Financial transmission rights	$15.0	$6.3
Power hedges	(8.3)	0.7
Hedging strategy relating to a natural gas transportation contract	(10.1)	(2.4)

Total adjustments	($3.4)	$4.6

	SIX MONTHS ENDED JUN 30, 2010	SIX MONTHS ENDED JUN 30, 2009
Financial transmission rights	$15.0	$27.5
Power hedges	(13.3)	(8.5)
Hedging strategy relating to a natural gas transportation contract	(15.9)	18.0

Total adjustments	($14.2)	$37.0

(2)

In February, 2010, Allegheny Energy, Inc. and FirstEnergy Corp. entered into an Agreement and Plan of Merger. Incremental merger costs were included in operations and maintenance expense on the Consolidated Statements of Income.

(3)

On June 1, 2010, Potomac Edison sold its electric distribution operations in Virginia (the “Virginia distribution business”) to Rappahannock Electric Cooperative and Shenandoah Valley Electric Cooperative, resulting in a pre-tax gain of approximately $45.1 million. The gain on sale is presented as “Gain on sale of Virginia distribution business” on the Consolidated Statements of Income.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

OPERATING STATISTICS

(unaudited)

Three Months Ended June 30,

	Actual 2010	Actual 2009		Excluding Virginia Operations*
			Change	2010	2009	Change
REGULATED OPERATIONS
Retail electricity sales (thousand MWh):
Residential	3,499	3,529	-0.9%	3,323	3,263	1.8%
Commercial	2,664	2,772	-3.9%	2,549	2,586	-1.4%
Industrial and other	3,659	3,423	6.9%	3,497	3,203	9.2%
Total	9,822	9,724	1.0%	9,369	9,052	3.5%
Usage per customer (KWh):
Residential	2,620	2,583	1.4%	2,586	2,548	1.5%
Commercial	14,704	14,909	-1.4%	14,794	15,105	-2.1%
Industrial	135,779	124,892	8.7%	134,434	123,898	8.5%
Regulated generation (thousand MWh):
Supercritical coal	2,039	2,025	0.7%
Other coal	60	65	-7.7%
Hydro and other	168	135	24.4%
Total	2,267	2,225	1.9%

MERCHANT GENERATION
Generation (thousand MWh):
Supercritical coal	7,317	5,492	33.2%
Other coal	676	149	353.7%
Gas	190	93	104.3%
Hydro and other	391	343	14.0%
Total	8,575	6,078	41.1%
Net capacity factor:
Supercritical coal	76%	57%	19.0%
All coal	71%	50%	21.0%
Equivalent availability factor:
Supercritical coal	88%	70%	18.0%
All coal	88%	72%	16.0%

DEGREE DAYS
Heating	381	529	-28.0%
Cooling	384	262	46.6%

*	Represents actual results for both 2010 and 2009 excluding amounts relating to the Virginia distribution operations that were sold on June 1, 2010.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

OPERATING STATISTICS

(unaudited)

Six Months Ended June 30,

	Actual 2010	Actual 2009		Excluding Virginia Operations*
			Change	2010	2009	Change
REGULATED OPERATIONS
Retail electricity sales (thousand MWh):
Residential	8,756	8,772	-0.2%	8,165	8,086	1.0%
Commercial	5,487	5,547	-1.1%	5,186	5,178	0.2%
Industrial and other	7,379	6,936	6.4%	6,991	6,508	7.4%
Total	21,622	21,255	1.7%	20,342	19,772	2.9%
Usage per customer (KWh):
Residential	6,469	6,420	0.8%	6,354	6,315	0.6%
Commercial	29,811	29,860	-0.2%	30,110	30,259	-0.5%
Industrial	270,728	253,259	6.9%	268,970	251,992	6.7%
Regulated generation (thousand MWh):
Supercritical coal	4,517	4,497	0.4%
Other coal	283	212	33.5%
Hydro and other	288	235	22.6%
Total	5,088	4,944	2.9%

MERCHANT GENERATION
Generation (thousand MWh):
Supercritical coal	14,475	11,943	21.2%
Other coal	1,491	720	107.1%
Gas	280	176	59.1%
Hydro and other	737	626	17.7%
Total	16,983	13,465	26.1%
Net capacity factor:
Supercritical coal	75%	62%	13.0%
All coal	71%	56%	15.0%
Equivalent availability factor:
Supercritical coal	85%	75%	10.0%
All coal	86%	76%	10.0%

DEGREE DAYS
Heating	3,147	3,289	-4.3%
Cooling	384	264	45.5%

*	Represents actual results for both 2010 and 2009 excluding amounts relating to the Virginia distribution operations that were sold on June 1, 2010.